Exhibit 99.3

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AS TO SUCH EXEMPTION.

IN ADDITION, A SECURITIES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 12, 2007, AS AMENDED (THE “PURCHASE AGREEMENT”), A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

LINCOLN INTERNATIONAL CORPORATION

COMMON STOCK PURCHASE WARRANT “A”

Number of Shares: 40,218,750	Holder: Barron Partners LP
c/o Barron Capital Advisors LLC
Original Issue Date: September 12, 2007	Managing Partner
Attn: Andrew Barron Worden
730 Fifth Avenue, 25th Floor
Stated Expiration Date: September 12, 2012	New York NY 10019
tel 212-359-0200
Exercise Price per Share: $0.17 1/3	fax 212-359-0222

Lincoln International Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, Barron Partners LP, or registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to 40,218,750 shares (as adjusted from time to time as provided in Section 7 of this Warrant, the “Warrant Shares”) of common stock, $.0001 par value (the “Common Stock”), of the Company at a price of seventeen and one-third cents ($0.17 1/3) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time commencing on the Exercise Commencement Date, as hereinafter defined, through and including 5:00 p.m. New York City time on the Expiration Date, which shall be the latter of (i) September 12, 2012 (the “Stated Expiration Date”) or (ii) the Alternate Date, which shall mean the date which is eighteen months after the effective date of the first registration statement under Securities Act of 1933, as amended (the “1933 Act”) which covers some or all of the Warrant Shares, which date shall be extended by one month for each whole or partial month during which such registration statement may not be used by the holder of the Warrants or Warrant Shares, whether as a result of the suspension of the registration statement, the failure of the Company to keep the registration statement current or for any other reason. The exercise of the Warrant shall be subject to the following terms and conditions:

1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate that is an accredited investor which has been identified to and approved by (such approval not to be unreasonably withheld or delayed) for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the 1933 Act, and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof other than those incurred by the Holder. The Company further warrants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the federal and state securities laws, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5. Exercise of Warrants.

a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, by wire transfer or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c. This Warrant shall be exercisable at any time and from time to time during the Exercise Period for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary, but subject to Section 5(f) and Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant shall have the right, in its sole discretion, to receive, in lieu of any or all of the shares of Common Stock determined pursuant to Section 5(d) of this Warrant, such number of shares of Series A Preferred Stock as has a liquidation preference equal to A x (B-C).

f. The holder of this Warrant may not make a Cashless Exercise (i) during the twelve (12) months following the Original Issue Date and (ii) thereafter if the sale by the Holder of the Warrant Shares is covered by an effective registration statement.

6. Maximum Exercise. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on the Date of Exercise, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an Date of Exercise, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. This Section 6 may be not be waived or amended. As used in this Warrant, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 13d-3 thereunder.

7. Adjustment of Exercise Price and Number of Shares. The number of shares issuable upon exercise of this Warrant and the Exercise Price per share reflect a one-for-1.75 reverse split (the “Reverse Split”) which has been approved by the Company’s board of directors prior to the issuance of this Warrant and is described in the Purchase Agreement. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence any of the following events (excluding only the Reverse Split) which shall have occurred or which shall occur at any time on or after the Closing Date, as defined in the Purchase Agreement, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, stock distribution, combination of shares, reverse split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d. Sales of Common Stock at less than the Exercise Price. From the date hereof until such time as the Investors, as defined in the Purchase Agreement, hold no Securities, as defined in the Purchase Agreement, except for (i) Exempt Issuances, as defined in the Purchase Agreement, (ii) issuances covered by Sections 7(a), 7(b) and 7(e) hereof or (iii) an issuance of Common Stock upon exercise or upon conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 7, as to all of which this Section 7(d) does not apply, if the Company closes on the sale or issuance of Common Stock at a price, or warrants, options, convertible debt or equity securities with an exercise price per share or a conversion price which is less than the Exercise Price then in effect, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received or receivable for the issuance of such additional shares would purchase at the Exercise Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares (including the exercise or conversion of all options, warrants and other convertible securities). Such adjustment shall be made successively whenever such an issuance is made. An adjustment pursuant to this Section 7(d) shall not result in any change in the number of shares of Common Stock issuable upon exercise of this Warrant.

e. Price Adjustments Based on Net Income per Share.

i.
In the event the Company’s consolidated Net Income, as defined in the Purchase Agreement, for the year ended December 31, 2007 is less than the Target Number for 2007, as defined in the Purchase Agreement, per share on a fully-diluted basis, then the Exercise Price shall be reduced by the percentage shortfall, up to a maximum of 50%. Thus, if Net Income per share on a fully-diluted basis for the year ended December 31, 2007 is 30% less than the Target Number for 2007, the Exercise Price shall be reduced by 30%. Such reduction shall be made at the time the Company files its Form 10-KSB for the year ended December 31, 2007, and shall apply to the Warrants which are outstanding on the date the Form 10-KSB is filed, or, if not filed on time, on the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Exchange Act. In the event that the Form 10-KSB is not filed with the SEC within thirty (30) days after the date that filing was required, the Exercise Price shall automatically be reduced by 50%.

ii.
In the event the Company’s consolidated Net Income for the year ended December 31, 2008 is less than the applicable Target Number for 2008, per share on a fully-diluted basis, then the Exercise Price shall be reduced by the percentage shortfall, up to a maximum of 50%. Such reduction shall be made at the time the Company files its Form 10-KSB for the year ended December 31, 2008, and shall apply to the Warrants which are outstanding on the date the Form 10-KSB is filed, or, if not filed on time, on the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Exchange Act. In the event that the Form 10-KSB is not filed with the SEC within thirty (30) days after the date that filing was required, the Exercise Price shall automatically be reduced by 50%.

iii.
For purpose of determining Net Income Per Share on a fully-diluted basis, all shares of Common Stock issuable upon conversion of convertible securities and upon exercise of warrants and options (whether or not vested) shall be deemed to be outstanding, regardless of whether (i) such shares are treated as outstanding for determining diluted earnings per share under GAAP, (ii) such securities are “in the money,” or (iii) such shares may be issued as a result of the 4.9% Limitation; provided, however, that neither the 3,700,000 shares of Series A Preferred Stock held in escrow pursuant to Section 6.15 of the Purchase Agreement nor the shares of Common Stock issuable upon conversion of such Series A Preferred Stock shall be deemed outstanding for purpose of this Section 7(e).

iv.	An adjustment pursuant to this Section 7(e) shall not affect the number of shares of Common Stock issuable upon exercise of this Warrant.

8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9. Sale or Merger of the Company. Upon a Merger Transaction, the restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Merger Transaction. For purposes of this Warrant, the term “Merger Transaction” shall mean a consolidation or merger of the Company into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company.

10. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) business days notice before any Merger Transaction.

11. Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company. However, in the event that the Company does not issue a substitute warrant, the number and class of Warrant Shares or other securities and the Exercise Price shall be adjusted as provided in this Warrant, and this Warrant shall relate the adjusted number of Warrant Shares and Exercise Price.

12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the date of delivery after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:
Mr. Lawrence Kwok-Yan Chan, CEO
Lincoln International Corporation
c/o Suny Electronics (Shenzhen) Company, Limited
12A Block, Xinhe Road, Xinqiao No.3
Industrial Zone, Shajing District, Baoan Town
Shenzen, CHINA 150090
Fax: 86 0755-2975886
E-mail: suny@suny.hk and jasonwong100888@gmail.com
With a copy to:
Sichenzia Ross Friedman Ference LLP
61 Broadway; 32nd floor
New York, New York 10006
Attention: Asher S. Levitsky PC
E-mail: alevitsky@srff.com
Fax: (212) 930-9725
If to the Warrant Holder:

at the address or telecopier number and to the attention of the person shown on the Company’s warrant register.

13. Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

Date: , 2007	LINCOLN INTERNATIONAL CORPORATION

	By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan Chief Executive Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Lincoln International Corporation:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $.0001 par value, of Lincoln International Corporation and encloses the warrant and $____ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of
Warrant Holder as specified on the face of the
Warrant

Exhibit 99.3

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE 1933 ACT, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AS TO SUCH EXEMPTION.

IN ADDITION, A SECURITIES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 12, 2007, AS AMENDED (THE “PURCHASE AGREEMENT”), A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS WARRANT.

LINCOLN INTERNATIONAL CORPORATION

COMMON STOCK PURCHASE WARRANT “A”

Number of Shares: 1,031,250	Holder: Eos Holdings
c/o Barron Capital Advisors LLC
Original Issue Date: September 12, 2007	Attn: Jon Carnes, Pres.
2560 Highvale Drive
Stated Expiration Date: September 12, 2012	Las Vegas, NV 89134
Exercise Price per Share: $0.17 1/3

Lincoln International Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, Eos Holdings, or registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to 1,031,250 shares (as adjusted from time to time as provided in Section 7 of this Warrant, the “Warrant Shares”) of common stock, $.0001 par value (the “Common Stock”), of the Company at a price of seventeen and one-third cents ($0.17 1/3) per Warrant Share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time and from time to time commencing on the Exercise Commencement Date, as hereinafter defined, through and including 5:00 p.m. New York City time on the Expiration Date, which shall be the latter of (i) September 12, 2012 (the “Stated Expiration Date”) or (ii) the Alternate Date, which shall mean the date which is eighteen months after the effective date of the first registration statement under Securities Act of 1933, as amended (the “1933 Act”) which covers some or all of the Warrant Shares, which date shall be extended by one month for each whole or partial month during which such registration statement may not be used by the holder of the Warrants or Warrant Shares, whether as a result of the suspension of the registration statement, the failure of the Company to keep the registration statement current or for any other reason. The exercise of the Warrant shall be subject to the following terms and conditions:

1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate that is an accredited investor which has been identified to and approved by (such approval not to be unreasonably withheld or delayed) for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the 1933 Act, and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof other than those incurred by the Holder. The Company further warrants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the federal and state securities laws, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5. Exercise of Warrants.

a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, by wire transfer or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b. A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c. This Warrant shall be exercisable at any time and from time to time during the Exercise Period for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d. (i) Notwithstanding anything contained herein to the contrary, but subject to Section 5(f) and Section 6, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii) For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e. The holder of this Warrant shall have the right, in its sole discretion, to receive, in lieu of any or all of the shares of Common Stock determined pursuant to Section 5(d) of this Warrant, such number of shares of Series A Preferred Stock as has a liquidation preference equal to A x (B-C).

f. The holder of this Warrant may not make a Cashless Exercise (i) during the twelve (12) months following the Original Issue Date and (ii) thereafter if the sale by the Holder of the Warrant Shares is covered by an effective registration statement.

6. Maximum Exercise. The Warrant Holder shall not be entitled to exercise this Warrant on a Date of Exercise in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Warrant Holder and its affiliates on the Date of Exercise, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an Date of Exercise, which would result in beneficial ownership by the Warrant Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock on such date. This Section 6 may be not be waived or amended. As used in this Warrant, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 13d-3 thereunder.

7. Adjustment of Exercise Price and Number of Shares. The number of shares issuable upon exercise of this Warrant and the Exercise Price per share reflect a one-for-1.75 reverse split (the “Reverse Split”) which has been approved by the Company’s board of directors prior to the issuance of this Warrant and is described in the Purchase Agreement. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence any of the following events (excluding only the Reverse Split) which shall have occurred or which shall occur at any time on or after the Closing Date, as defined in the Purchase Agreement, and all such adjustments shall be cumulative:

a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, stock distribution, combination of shares, reverse split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the “Effective Date”), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d. Sales of Common Stock at less than the Exercise Price. From the date hereof until such time as the Investors, as defined in the Purchase Agreement, hold no Securities, as defined in the Purchase Agreement, except for (i) Exempt Issuances, as defined in the Purchase Agreement, (ii) issuances covered by Sections 7(a), 7(b) and 7(e) hereof or (iii) an issuance of Common Stock upon exercise or upon conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 7, as to all of which this Section 7(d) does not apply, if the Company closes on the sale or issuance of Common Stock at a price, or warrants, options, convertible debt or equity securities with an exercise price per share or a conversion price which is less than the Exercise Price then in effect, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received or receivable for the issuance of such additional shares would purchase at the Exercise Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares (including the exercise or conversion of all options, warrants and other convertible securities). Such adjustment shall be made successively whenever such an issuance is made. An adjustment pursuant to this Section 7(d) shall not result in any change in the number of shares of Common Stock issuable upon exercise of this Warrant.

e. Price Adjustments Based on Net Income per Share.

i.
In the event the Company’s consolidated Net Income, as defined in the Purchase Agreement, for the year ended December 31, 2007 is less than the Target Number for 2007, as defined in the Purchase Agreement, per share on a fully-diluted basis, then the Exercise Price shall be reduced by the percentage shortfall, up to a maximum of 50%. Thus, if Net Income per share on a fully-diluted basis for the year ended December 31, 2007 is 30% less than the Target Number for 2007, the Exercise Price shall be reduced by 30%. Such reduction shall be made at the time the Company files its Form 10-KSB for the year ended December 31, 2007, and shall apply to the Warrants which are outstanding on the date the Form 10-KSB is filed, or, if not filed on time, on the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Exchange Act. In the event that the Form 10-KSB is not filed with the SEC within thirty (30) days after the date that filing was required, the Exercise Price shall automatically be reduced by 50%.

ii.
In the event the Company’s consolidated Net Income for the year ended December 31, 2008 is less than the applicable Target Number for 2008, per share on a fully-diluted basis, then the Exercise Price shall be reduced by the percentage shortfall, up to a maximum of 50%. Such reduction shall be made at the time the Company files its Form 10-KSB for the year ended December 31, 2008, and shall apply to the Warrants which are outstanding on the date the Form 10-KSB is filed, or, if not filed on time, on the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Exchange Act. In the event that the Form 10-KSB is not filed with the SEC within thirty (30) days after the date that filing was required, the Exercise Price shall automatically be reduced by 50%.

iii.
For purpose of determining Net Income Per Share on a fully-diluted basis, all shares of Common Stock issuable upon conversion of convertible securities and upon exercise of warrants and options (whether or not vested) shall be deemed to be outstanding, regardless of whether (i) such shares are treated as outstanding for determining diluted earnings per share under GAAP, (ii) such securities are “in the money,” or (iii) such shares may be issued as a result of the 4.9% Limitation; provided, however, that neither the 3,700,000 shares of Series A Preferred Stock held in escrow pursuant to Section 6.15 of the Purchase Agreement nor the shares of Common Stock issuable upon conversion of such Series A Preferred Stock shall be deemed outstanding for purpose of this Section 7(e).

iv.	An adjustment pursuant to this Section 7(e) shall not affect the number of shares of Common Stock issuable upon exercise of this Warrant.

8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9. Sale or Merger of the Company. Upon a Merger Transaction, the restriction contained in Section 6 shall immediately be released and the Warrant Holder will have the right to exercise this Warrant concurrently with such Merger Transaction. For purposes of this Warrant, the term “Merger Transaction” shall mean a consolidation or merger of the Company into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company.

10. Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) business days notice before any Merger Transaction.

11. Issuance of Substitute Warrant. In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company. However, in the event that the Company does not issue a substitute warrant, the number and class of Warrant Shares or other securities and the Exercise Price shall be adjusted as provided in this Warrant, and this Warrant shall relate the adjusted number of Warrant Shares and Exercise Price.

12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the date of delivery after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:
Mr. Lawrence Kwok-Yan Chan, CEO
Lincoln International Corporation
c/o Suny Electronics (Shenzhen) Company, Limited
12A Block, Xinhe Road, Xinqiao No.3
Industrial Zone, Shajing District, Baoan Town
Shenzen, CHINA 150090
Fax: 86 0755-2975886
E-mail: suny@suny.hk and jasonwong100888@gmail.com
With a copy to:
Sichenzia Ross Friedman Ference LLP
61 Broadway; 32nd floor
New York, New York 10006
Attention: Asher S. Levitsky PC
E-mail: alevitsky@srff.com
Fax: (212) 930-9725
If to the Warrant Holder:
at the address or telecopier number and to the attention of the person shown on the Company’s warrant register.

13. Miscellaneous.

a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only by a writing signed by the Company and the Warrant Holder.

b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

Date: , 2007	LINCOLN INTERNATIONAL CORPORATION

	By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan Chief Executive Officer

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Lincoln International Corporation:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $.0001 par value, of Lincoln International Corporation and encloses the warrant and $____ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)

(By:)

(Name:)

(Title:)

Signature must conform in all respects to name of
Warrant Holder as specified on the face of the
Warrant